UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2023

BOWEN ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41741	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BOWNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BOWN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-tenth of one ordinary share upon the completion of the Company’s initial business combination	BOWNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on July 14, 2023, Bowen Acquisition Corp (the “Company”) consummated the initial public offering (“IPO”) of 6,000,000 of its units (“Units”). Each Unit consists of one ordinary share, $.0001 par value (“Ordinary Shares”), of the Company and one right (“Rights”), each Right entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 330,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,300,000. The Private Placement Units were purchased by Createcharm Holdings Ltd, one of the Company’s sponsors, and EarlyBirdCapital, Inc., the representative of the underwriters in the IPO. The Private Placement Units are identical to the Units included in the Units sold in the IPO. The purchasers of the Private Placement Units have agreed not to transfer, assign or sell any of the Private Placement Units or Ordinary Shares or Rights underlying the Private Placement Units (except to certain transferees) until after the completion of the Company’s initial business combination.

On July 17, 2023, the underwriters exercised their over-allotment option in full to purchase an additional 900,000 Units. As a result, on July 18, 2023, the Company sold an additional 900,000 Units at $10.00 per Unit, generating gross proceeds of $9,000,000. In connection with this sale, Createcharm Holdings Ltd and EarlyBirdCapital, Inc. also purchased an additional 31,500 Private Placement Units from the Company.

An unaudited pro forma balance sheet as of July 18, 2023 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement, including the over-allotment option, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Unaudited Pro Forma Balance Sheet Dated July 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2023

BOWEN ACQUISITION CORP

By:	/s/ Jiangang Luo
Name:	Jiangang Luo
Title:	Chief Executive Officer

3